EXHIBIT 32

MID-ATLANTIC REALTY TRUST

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to, and for purposes only of, 18 U.S.C. § 1350, I, F. Patrick Hughes, President and Chief Executive Officer of Mid-Atlantic Realty Trust (the “Company”) hereby certify that (i) the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2003 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003	/s/ F. Patrick Hughes
F. Patrick Hughes
President and Chief Executive Officer

MID-ATLANTIC REALTY TRUST

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to, and for purposes only of, 18 U.S.C. § 1350, I, Deborah R. Cheek, Controller of Mid-Atlantic Realty Trust (the “Company”) hereby certify that (i) the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2003 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003	/s/ Deborah R. Cheek
Deborah R. Cheek
Controller